UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 21, 2006
ROYAL CARIBBEAN CRUISES LTD.

(Exact Name of Registrant as Specified in Charter)
Republic of Liberia

(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645

(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 305-539-6000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Conditions.
     On April 21, 2006, Royal Caribbean Cruises Ltd. issued a press release entitled “Royal Caribbean Reports First Quarter 2006 Earnings.” A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Royal Caribbean Cruises Ltd., whether made before or after the filing of this report, regardless of any general incorporation language in the filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
Exhibit 99.1 — Press release entitled “Royal Caribbean Reports First Quarter 2006 Earnings” dated April 21, 2006 (furnished pursuant to Item 2.02).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.
Date: April 21, 2006	By:	/s/ LUIS E. LEON
		Name:	Luis E. Leon
		Title:	Executive Vice President and Chief Financial Officer

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